File 497(e)
                                                            File Nos.:  33-48922
                                                                        811-6720

SUPPLEMENT DATED NOVEMBER 27, 2002
TO PROSPECTUS DATED APRIL 30, 2002

     The accompanying Prospectus of the Meeder Advisor Funds dated April 30, 2002 (the "Prospectus") lists Ashland Management Incorporated ("Ashland") as Sector Adviser to the goods and services sector of the Growth Stock Portfolio (the "Portfolio"), in which all of the investable assets of The Core Equity Fund are invested.

     Effective November 27, 2002, Sector Capital Management, L.L.C. has selected, with the approval of the Portfolio Trustees, The Dreyfus Corporation ("Dreyfus") as Sector Adviser to manage the assets of the Portfolio representing the goods and services sector. Accordingly, the paragraph headed "Ashland Management Incorporated" on page 28 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

     "The Dreyfus Corporation serves as sector adviser to the goods and services sector of the Growth Stock Portfolio. Founded in 1947, Dreyfus manages approximately $195 billion in over 190 mutual funds as of November 25, 2002. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company that provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Terence J. McLaughlin and Deborah C. Ohl, Portfolio Managers for Dreyfus and Lighthouse Growth Advisors, LLC, a subsidiary of Dreyfus, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dreyfus. Mr. McLaughlin and Ms. Ohl have been employed by Dreyfus and Lighthouse since November 1, 2002. From 1984 to October 2002, Mr. McLaughlin was portfolio manager for Ashland Management Incorporated. Ms. Ohl was employed by Ashland Management Incorporated from August 1992 to October 2002 and served as a portfolio manager for Ashland from 1993 to October 2002. Mr. McLaughlin and Ms. Ohl have served as the portfolio managers for the assets of the goods and services sector of the Growth Stock Portfolio since December 1996. Dreyfus' principal executive offices are located at 200 Park Avenue, New York, NY 10166."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.